                                                                    EXHIBIT 23.4

                          CONSENT OF DIRECTOR NOMINEE

     The undersigned hereby consents to the reference of the undersigned as a director nominee of the successor corporation to Food 4 Less Supermarkets, Inc. (the "Company") in the Company's Registration Statement on Form S-4.

                                               /s/  BYRON E. ALLUMBAUGH
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                                                    Byron E. Allumbaugh